Exhibit 99.2

AMENDMENT TO
AGREEMENT AND PLAN OF AMALGAMATION
between
IPC HOLDINGS, LTD.,
VALIDUS HOLDINGS, LTD.,
and
VALIDUS LTD.
Dated as of MAY 18, 2009

     AMENDMENT dated as of May 18, 2009 (this “Amendment”) to the Agreement and Plan of Amalgamation dated as of March 31, 2009 (the “Agreement”), between IPC HOLDINGS, LTD., a Bermuda exempted company (“IPC”), VALIDUS HOLDINGS, LTD., a Bermuda exempted company (“Validus”) and VALIDUS LTD., a Bermuda exempted company and a wholly owned subsidiary of Validus (“Amalgamation Sub”).
     WHEREAS, the parties, pursuant to Section 8.11 of the Agreement, the Agreement is hereby amended to reflect the changes set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency thereof of which is hereby acknowledged, the parties hereby agree as follows:
     1.1 Defined Terms; References. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar references contained in the Agreement shall refer to the Agreement as amended and modified by this Amendment.
     1.2 Amendments to the Amalgamation Agreement. The Amalgamation Agreement is, as of the date hereof, hereby amended as set forth below:
          (a) Section 2.1 of the Amalgamation Agreement is hereby amended by deleting the first paragraph and section (a) thereof and replacing them in their entirety with the following:
     “2.1 Effect on Share Capital. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Amalgamation and without any action on the part of the holder of any common shares in IPC, each having a par value of $0.01 (each, an “IPC Common Share”), as evidenced by way of entry in the register of shareholders of IPC (the “IPC Share Register”) or by share certificates registered in the name of a shareholder and representing outstanding IPC Common Shares (each, an “IPC Certificate”):

     (a) Conversion of IPC Common Shares. Each IPC Common Share, issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall be cancelled and converted into the right to receive (i) shares in the share capital of Validus, each having a par value of $0.175 (each, a “Validus Common Share”) equal to 1.1234 (the “Exchange Ratio”) and (ii) $3.00 per IPC Common Share in cash without interest (the “Per Share Cash Consideration”) (the Exchange Ratio, the Per Share Cash Consideration, together with any cash paid in lieu of fractional shares in accordance with Section 2.2(e), the “Consideration”). Upon such conversion, each IPC Common Share shall be cancelled and each holder of shares registered in the IPC Share Register or holding a valid IPC Certificate immediately prior to the Effective Time shall thereafter cease to have any rights with respect to such shares except the right to receive the Consideration. The Consideration shall be appropriately adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Validus Common Shares or IPC Common Shares), reorganization, recapitalization, reclassification or other like change with respect to Validus Common Shares or IPC Common Shares having a record date on or after the date hereof and prior to the Effective Time.”
          (b) Section 2.2(a) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(a) Exchange Agent. Prior to the Effective Time, Validus shall designate an exchange and paying agent reasonably acceptable to IPC (the “Exchange Agent”) for the purpose of exchanging IPC Common Shares outstanding immediately prior to the Effective Time. Prior to or at the Effective Time, Validus shall deposit, or shall cause to be deposited with the Exchange Agent in accordance with this ARTICLE II, (i) certificates, or at Validus’s option, shares in book entry form representing the Validus Common Shares to be exchanged in the Amalgamation, (ii) a cash amount in immediately available funds necessary for the Exchange Agent to make payments of the Per Share Cash Consideration under Section 2.1(a)(ii) (the “Cash Portion”), (iii) cash in an amount sufficient to pay any cash payable in lieu of fractional shares pursuant to Section 2.2(e) and (iv) any dividends or distributions to which the shareholders of IPC may be entitled pursuant to Section 2.2(c). Such Consideration and cash so deposited are hereinafter referred to as the “Exchange Fund.” No interest shall be paid or accrued for the benefit of holders of the IPC Certificates on cash amounts payable upon the surrender of such certificates pursuant to this Section 2.2. The Exchange Agent shall invest the Cash Portion as directed by Validus, provided that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A1 or P1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of investment. Any interest and other income resulting from such investments shall be paid over promptly to Validus and any amounts in excess of the amounts payable under Section 2.1(a)(ii) shall be promptly returned to Validus. To the extent that there are any losses with respect to any such investments, or the Cash Portion diminishes for any reason below the level required for the Exchange Agent to make prompt cash payment of the Cash Consideration under Section 2.1(a)(ii), Validus shall promptly replace or restore the cash in the Cash Portion so as to ensure that the Cash Portion is at all times maintained at a level sufficient for the Exchange Agent to make such payments of the Cash Consideration under Section 2.1(a)(ii).”
          (c) Section 2.2(b) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(b) Exchange Procedures. As promptly as practicable following the Effective Time, Validus or the Amalgamated Company shall cause the Exchange Agent to mail, to each shareholder of IPC, (i) a letter of transmittal (which shall be in such form and have such other provisions as the parties may rea-

sonably specify) and (ii) where applicable, instructions for use in effecting the surrender of IPC Certificates, to the extent available and in issue, in exchange for the Consideration. After the Effective Time, upon surrender of title to the IPC Common Shares previously held by a shareholder of IPC in accordance with this Section 2.2, together with such letter of transmittal duly executed if such shareholder holds IPC Certificates, and such other documents as the Exchange Agent may reasonably require, a holder of IPC Common Shares shall be entitled to receive in exchange therefor (i) a certificate or book-entry representing that number of whole Validus Common Shares, (ii) a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.2(i)) equal to (1) the number of IPC Common Shares represented by such IPC Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(f)) multiplied by (2) the Per Share Cash Consideration and (iii) any cash in lieu of fractional shares that such shareholder has the right to receive pursuant to this ARTICLE II, and any IPC Certificate surrendered in respect thereof shall forthwith be marked as cancelled. In the event of a transfer of ownership of IPC Common Shares that is not registered in the transfer records of IPC, a certificate or book-entry representing the proper number of Validus Common Shares may be issued to a transferee if the IPC Certificate representing such IPC Common Shares (if any) is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.”
          (d) Section 2.3(a) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(a) IPC Stock Options. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the transactions contemplated by this Agreement and without any action on the part of any holder of any outstanding option to purchase IPC Common Shares under any IPC Share Plan (as defined in Section 3.2(a)), whether vested or unvested, exercisable or unexercisable (each, an “IPC Share Option”), each IPC Share Option that is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire IPC Common Shares and shall be converted into an option (a “New Option”) to purchase, on the same terms and conditions as were applicable under the terms of the IPC Share Plan under which the IPC Share Option was granted and the applicable award agreement thereunder (taking into account any accelerated vesting thereunder), such number of Validus Common Shares and at an exercise price per share determined as follows:
     (1) Number of Shares. The number of Validus Common Shares subject to a New Option shall be equal to the product of (A) the number of IPC Common Shares subject to such IPC Share Option immediately prior to the Effective Time and (B) the Option Exchange Ratio (as defined below), the product being rounded, if necessary, to the nearest whole share; and
     (2) Exercise Price. The exercise price per Validus Common Share purchasable upon exercise of a New Option shall be equal to (A) the per share exercise price of the IPC Share Option divided by (B) the Option Exchange Ratio, the quotient being rounded, if necessary, to the nearest cent.
     The foregoing adjustments shall (i) in the case of any IPC Share Option that is intended to be an “incentive stock option” under Section 422 of the Code, be determined in a manner consistent with the requirements of Section 424(a) of the Code and (ii) in the case of any IPC Share Option that is not intended to be an “incentive stock option,” be determined in a manner consistent with the requirements of Section 409A of the Code.
     As used herein, “Option Exchange Ratio” means the sum of (i) the Exchange Ratio plus (ii) the quotient of (A) the Per Share Cash Consideration divided by (B) the closing price of a Validus Common Share on the New York Stock Exchange on the last trading day immediately preceding the Effective Time.”

          (e) Section 2.3(b) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(b) IPC Other Awards. Subject to the terms and conditions of this Agreement:
     (1) at the Effective Time, by virtue of the transactions contemplated by this Agreement and without any action on the part of any holder of any outstanding right of any kind, contingent or accrued, to acquire or receive IPC Common Shares or share-based payments measured by the value of IPC Common Shares, each outstanding award of any kind consisting of IPC Common Shares or share-based payments measured by the value of IPC Common Shares (including performance share units where the performance period has ended prior to the Effective Date), in each case that may be held, awarded, outstanding, payable or reserved for issuance under any IPC Share Plan and any other IPC Benefit Plan (as defined in Section 8.13(a)), but excluding IPC Share Options and IPC performance share units for which the performance period expires on or after the Effective Time (the “IPC Non-Performance Awards”), shall be deemed to be converted into the right to acquire or receive (x) a cash payment equal to the product of (i) the number of IPC Common Shares subject to such IPC Non-Performance Award immediately prior to the Effective Time and (ii) the Per Share Cash Consideration and (y) share-based payments measured by the value of (as the case may be) the number of Validus Common Shares equal to the product (rounded, if necessary, to the nearest whole number) of (i) the number of IPC Common Shares subject to such IPC Non-Performance Award immediately prior to the Effective Time and (ii) the Exchange Ratio. Except as specifically provided above, following the Effective Time, each such right shall otherwise be subject to the same terms and conditions as were applicable to the rights under the relevant IPC Share Plan or other IPC Benefit Plan and the applicable award agreement thereunder (taking into account any accelerated vesting thereunder) immediately prior to the Effective Time; and
     (2) immediately prior to the Effective Time, by virtue of the transactions contemplated by this Agreement and without any action on the part of any holder of any IPC performance share unit for which the performance period expires on or after the Effective Time (each a “Non-Vested PSU”), the number of IPC Common Shares to which each Non-Vested PSU relates shall be calculated based on the original grant date target value of the Non-Vested PSU, as pro-rated on a daily basis to each year of the original vesting period (the “IPC Performance Awards”) and, at the Effective Time, each IPC Performance Award shall be deemed to be converted into the right to acquire or receive (x) a cash payment equal to the product of (i) the number of IPC Common Shares subject to such IPC Performance Award immediately prior to the Effective Time and (ii) the Per Share Cash Consideration and (y) share-based payments measured by the value of (as the case may be) the number of Validus Common Shares equal to the product (rounded, if necessary, to the nearest whole number) of (i) the number of IPC Common Shares to which each IPC Performance Award relates immediately prior to the Effective Time and (ii) the Exchange Ratio. Except as specifically provided above, following the Effective Time, each such right shall otherwise be subject to the same terms and conditions as were applicable to the rights under the relevant IPC Share Plan or other IPC Benefit Plan and the applicable award agreement thereunder (taking into account any accelerated vesting thereunder) immediately prior to the Effective Time. IPC Performance Awards and IPC Non-Performance Awards shall be, collectively, referred to as the “IPC Other Awards.””
          (f) Section 3.3(c) of the Amalgamation Agreement is hereby amended by deleting the words “Joint Proxy Statement/Prospectus (as defined in Section 5.1(a))” in subclause (iv) thereof and replacing them with the words “either Proxy or the Prospectus (each as defined in Section 5.1(a))”.
          (g) Section 3.19 of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:

     “3.19 Brokers or Finders. Other than, in the case of IPC, J.P. Morgan Securities Inc. (“JP Morgan”) and, in the case of Validus, Greenhill & Co., LLC (“Greenhill”), no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee that is contingent on the consummation of any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of it or any of its subsidiaries. Prior to the date of execution of this Agreement by IPC, IPC has provided a true and complete copy of its engagement letter with its financial advisor to Validus.”
          (h) Section 3.21(b) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(b) In the case of Validus, the board of directors of Validus has received the opinion of its financial advisor, Greenhill, dated May 17, 2009, to the effect that, among other matters, as of such date, the Consideration pursuant to the Amalgamation is fair, from a financial point of view, to Validus.”
          (i) Section 4.1(a) of the Amalgamation Agreement is hereby amended by inserting “provided, further that IPC may declare and pay a one-time dividend to the holders of IPC Common Shares in an aggregate amount not to exceed any reduction in the termination fee under the IM Agreement” immediately before the semicolon at the end of subclause (i) thereof.
          (j) Section 5.1(a) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(a) As promptly as reasonably practicable following the date hereof, (i) to the extent the Required Validus Vote has not been obtained prior to the date of execution of this Agreement by all parties, IPC and Validus shall cooperate in preparing and shall cause to be filed with the SEC a mutually acceptable proxy statement relating to the matters to be submitted to the shareholders of Validus at the Validus Shareholders Meeting (such proxy statement and any amendments or supplements thereto the “Validus Proxy”) and (ii) IPC and Validus shall cooperate in preparing and shall cause to be filed with the SEC a mutually acceptable proxy statement relating to the matters to be submitted to the IPC shareholders at the IPC Shareholders Meeting (such proxy statement and any amendments or supplements thereto the “IPC Proxy”, and, together with the Validus Proxy the “Proxies”) and Validus shall prepare, together with IPC, and file with the SEC a registration statement on Form S-4 (which shall include a prospectus with respect to the issuance of Validus Common Shares in the Amalgamation (the “Prospectus”) and of which either Proxy may be a part) with respect to the issuance of Validus Common Shares in the Amalgamation (such Form S-4, and any amendments or supplements thereto, the “Form S-4”). Each of IPC and Validus shall take all actions reasonably necessary to prepare and file (to the extent not previously filed) each Proxy, the Prospectus and the Form S-4 no later than 30 days following the date of execution of this Agreement by all parties. In addition, each of IPC and Validus shall:
     (i) use commercially reasonable efforts to respond to comments received from the SEC on each Proxy and the Prospectus and to have the Form S-4 declared effective by the SEC, to keep the Form S-4 effective as long as is necessary to consummate the Amalgamation and the other transactions contemplated hereby, and to mail (x) their respective Proxies to their respective shareholders and (y) the Prospectus (which shall be mailed only to holders of IPC Common Shares unless a joint proxy statement/prospectus is filed rather than separate proxy statements) as promptly as practicable after the Form S-4 is declared effective. IPC and Validus shall, on the same day of receipt thereof (and if not possible, as promptly as practicable after receipt thereof), provide the other party with copies of any written comments and advise the other party of any oral comments with respect to any Proxy, the Prospectus or the Form S-4 received from the SEC after the date this Agreement is signed by all parties;

     (ii) cooperate and provide the other party with a reasonable opportunity to review and comment on any amendment or supplement to any Proxy, the Prospectus and the Form S-4 prior to filing such with the SEC with respect to the filings made after the date this Agreement is signed by all parties, and each party will provide the other party with a copy of all such filings made with the SEC. None of the information supplied or to be supplied by Validus or IPC for inclusion or incorporation by reference in the (A) Form S-4 will, at the time the Form S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) either Proxy or the Prospectus will, at the date of mailing to shareholders and at the times of the meetings of shareholders to be held in connection with the Amalgamation, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that, in each case of (A) and (B), neither party shall be responsible or liable for any statements made or incorporated by reference therein based on information supplied by the other party for inclusion or incorporation by reference therein;
     (iii) cause each Proxy, the Prospectus and the Form S-4 to comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC thereunder, except that no representation or warranty shall be made by either such party with respect to statements made or incorporated by reference therein based on information supplied by the other party for inclusion or incorporation by reference in either Proxy, the Prospectus or the Form S-4. IPC and Validus shall make any necessary filings with respect to the Amalgamation under the Securities Act and the Exchange Act and the rules and regulations thereunder;
     (iv) use commercially reasonable efforts to take any action required to be taken under any applicable securities Laws in connection with the Amalgamation and each party shall furnish all information concerning it and the holders of its capital stock as may be reasonably requested in connection with any such action;
     (v) advise the other party, promptly after it receives notice thereof, of the time when the Form S-4 has become effective, the issuance of any stop order, the suspension of the qualification of the Validus Common Shares issuable in connection with the Amalgamation for offering or sale in any jurisdiction, or any request by the SEC for amendment of either Proxy, the Prospectus or the Form S-4; and
     (vi) promptly notify the other party if at any time prior to the Effective Time it discovers any information relating to either of the parties, or their respective affiliates, officers or directors, which should be set forth in an amendment or supplement to any of the Form S-4, either Proxy or the Prospectus so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and disseminated to the shareholders of Validus and IPC, to the extent required by Law.”
          (k) Section 5.1(b) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(b) Validus shall take all action necessary to call, give notice of, convene and hold a meeting of its shareholders as promptly as practicable, and in any event within 45 days, following the date upon which the Form S-4 becomes effective (the “Validus Shareholders Meeting”) for the purpose of obtaining the Required Validus Vote. Subject to Section 5.4, (i) Validus shall use commercially reasonable efforts to solicit and secure the Required Validus Vote in accordance with applicable legal requirements and (ii)

the board of directors of Validus shall include the Validus Recommendation in the Joint Proxy Statement/Prospectus.”
          (l) Section 5.1(c) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(c) IPC shall take all action necessary to call, give notice of, convene and hold a meeting of its shareholders as promptly as practicable, and in any event within 45 days, following the date upon which the Form S-4 becomes effective (the “IPC Shareholders Meeting”) for the purpose of obtaining the Required IPC Vote. Subject to Section 5.4, (i) IPC shall use commercially reasonable efforts to solicit and secure the Required IPC Vote in accordance with applicable legal requirements and (ii) the board of directors of IPC shall include the IPC Recommendation in the Joint Proxy Statement/Prospectus.”
          (m) Section 5.1(e) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(e) Validus and IPC may determine, after consultation with each other, that they shall file a joint proxy statement/prospectus rather than separate proxy statements and a prospectus in which case each of the references in this Agreement to a Proxy, the Prospectus or the Form S-4 shall refer to such joint proxy statement/prospectus with all necessary changes having been made.”
          (n) Section 5.4(b) of the Amalgamation Agreement is hereby amended by (x) deleting the words “Joint Proxy Statement/Prospectus” in the proviso to the last sentence therein and replacing them with the words “applicable Proxy” and (y) adding the words “or the proviso to Section 5.5(a)” after the word “foregoing” and before the first comma in the last sentence thereof.
          (o) Section 5.5(a) of the Amalgamation Agreement is hereby amended by (x) deleting the period at the end of subclause (iv) thereof and replacing it with a semicolon and (y) adding the following proviso at the end thereof:
     “provided that IPC, its officers and directors, any of its subsidiaries and any of the officers and directors of its subsidiaries may, and IPC and its subsidiaries may cause their respective employees, agents, representatives and advisors (including any investment banker, attorney or accountant retained by it or any of its subsidiaries), to, directly or indirectly, if the board of directors of IPC, after consultation with its outside counsel and financial advisors, concludes in good faith that such action is reasonably likely to be required in order for the directors to comply with their fiduciary duties under applicable Law and so long as IPC, its officers and directors, its subsidiaries and its officers and directors and their respective employees, agents, representatives and advisors (including any investment banker, attorney or accountant retained by it or any of its subsidiaries) shall have complied with Section 5.5(c), participate or otherwise engage in discussions or negotiations with or furnishing confidential information or data to persons relating to an Acquisition Proposal; provided, further that (A) prior to participating or otherwise engaging in any such discussions or negotiations or furnishing such confidential information or data IPC has entered into a confidentiality agreement with such person on terms not less restrictive in the aggregate to such person than the provisions of Section 5.2(b) are to Validus and its subsidiaries and their respective personnel and representatives and (B) all such information or data has previously been provided or made available to Validus or its representatives or is provided or made available to Validus or its representatives prior to or substantially concurrent with the time it is provided to such person.”
          (p) Section 5.7 of the Amalgamation Agreement is hereby amended by deleting the words “the Joint Proxy Statement/Prospectus” and replacing them with the words “each Proxy, the Prospectus”.

          (q) Section 5.16(a) of the Amalgamation Agreement is hereby deleted and replaced in its entirety with the following:
     “(a) On the first business day after the date of the later to occur of the shareholder meetings held pursuant to Section 5.1 (the “Later Meeting”), unless this Agreement is earlier terminated pursuant to Section 7.1, either Validus or IPC (the “Requesting Party”) may request, by providing notice in writing delivered to the other party (the “Non-Requesting Party”), that the Non-Requesting Party prepare an estimate of the Non-Requesting Party’s book value as of the date that is one (1) business day prior to such shareholder meeting (such date, the “Measurement Date,” and such estimate of book value, a “Book Value Estimate”).”
          (r) Section 6.2(e)(iii) of the Amalgamation Agreement is hereby revised by deleting the words “IPC Common Shares” and replacing them with the words “Validus Common Shares”.
          (s) Section 6.3(e)(iii) of the Amalgamation Agreement is hereby revised by deleting the words “IPC Common Shares” and replacing them with the words “Validus Common Shares”.
          (t) Section 7.1(d) of the Amalgamation Agreement is hereby amended by deleting the words “Joint Proxy Statement/Prospectus” in each of the two instances in which they appear and replacing them with the words “applicable Proxy”.
          (u) Section 7.1(h) of the Amalgamation Agreement is hereby amended by deleting the words “IPC Shareholders Meeting” and replacing them with the words “Later Meeting”.
          (v) Section 7.1(i) of the Amalgamation Agreement is hereby amended by deleting the words “Validus Shareholders Meeting” and replacing them with the words “Later Meeting”.
          (w) Section 8.13(b) of the Amalgamation Agreement is amended by deleting the reference to the defined terms “Amalgamation Consideration” (which shall be deleted from the Amalgamation Agreement in all instances where it appears and replaced with the defined term Consideration (as defined in Section 2.1(a), as amended hereby)) and “Joint Proxy Statement/Prospectus” and adding the following defined terms in alphabetical order:

Defined Term	Section

Cash Portion	2.2(a)
Consideration	2.1(a)
IPC Proxy	5.1(a)
Later Meeting	5.16(a)
Option Exchange Ratio	2.3(a)
Per Share Cash Consideration	2.1(a)
Prospectus	5.1(a)
Proxies	5.1(a)
Validus Proxy	5.1(a)
     1.3 Effect of Amendment. This Amendment shall not constitute an amendment or modification of any provision of, or exhibit or schedule to, the Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions and exhibits and schedules of the Agreement are and shall remain in full force and effect.

     1.4 Counterparts. This Amendment may be executed in separate counterparts, each of which shall be considered one and the same agreement and shall become effective when each of the parties has delivered a signed counterpart to the other parties, it being understood that all parties need not sign the same counterpart. Such counterpart executions may be transmitted to the parties by facsimile or electronic transmission, which shall have the full force and effect of an original signature.
     1.5 Incorporation. Article VIII of the Agreement is hereby incorporated by reference into this Amendment as if set forth in its entirety herein.
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     IN WITNESS WHEREOF, IPC, Amalgamation Sub and Validus have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first set forth above.

IPC HOLDINGS, LTD.
By:
	Name:	James P. Bryce
	Title:	Chief Executive Officer

VALIDUS HOLDINGS, LTD.
By:	/s/ Edward J. Noonan
	Name:	Edward J. Noonan
	Title:	Chairman and Chief Executive Officer

VALIDUS LTD.
By:	/s/ Joseph E. (Jeff) Consolino
	Name:	Joseph E. (Jeff) Consolino
	Title:	Chief Financial Officer